Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406. (*****) INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

EXECUTION COPY

SERVICES AND TECHNOLOGY AGREEMENT

BETWEEN

MORRIS, SCHNEIDER & PRIOR, L.L.C.

AND

MR DEFAULT SERVICES LLC

Dated as of February 2, 2007

SERVICES AND TECHNOLOGY AGREEMENT

THIS SERVICES AND TECHNOLOGY AGREEMENT (together with the Schedules hereto, this “Agreement”) is entered into as of this day of February 2007, by and among Morris, Schneider & Prior L.L.C., a Georgia limited liability company (“MSP”) and MR Default Services LLC, a Delaware limited liability company (the “Service Provider”). In each case where MSP or the Service Provider is required to perform, MSP or the Service Provider shall perform or cause their respective direct or indirect subsidiaries and affiliates to perform under the terms of this Agreement. MSP and the Service Provider are sometimes hereinafter individually referred to as a “Party” and collectively referred to as the “Parties.”

WHEREAS, MSP provides legal services to its clients (“MSP Clients”) in the bankruptcy and foreclosure practice areas (the “Practice Areas”);

WHEREAS, Service Provider operates a non-legal bankruptcy and foreclosure support services business (collectively, the “BFR Business”) which consists primarily of certain business processes relating to buffing, data entry, word processing, administrative, technology and paralegal services related to and in support of the Legal Services;

WHEREAS, Service Provider delivers services based on certain interfaces, tools, technologies, and other intellectual property, including but not limited to such interfaces, tools, technologies; and

WHEREAS, MSP desires that the Service Provider serve as its exclusive provider of the Support Services.

NOW, THEREFORE, in consideration of the recitals, and the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed that:

DECLARATION OF INTENT; RECITALS

The Recitals are intended to be a statement of the purposes of and basis for this Agreement and are not intended to alter the plain meaning of the terms and conditions of this Agreement or to require any party to undertake or perform any obligations that are not otherwise required by this Agreement.

ARTICLE I - DEFINITIONS

For the purposes of this Agreement, the following terms shall have the definitions hereinafter specified:

1.1                                 “Bankruptcy Management Software” means the computer programming code, including software programs and any interfaces, owned by the Service Provider and used to provide and perform the Bankruptcy Administrative Services (as defined in Schedule A hereto).

1.2                                 “Bankruptcy Management System” or “BMS” means the hardware, software (including the Bankruptcy Management Software), data networks and systems provided and used

(whether owned, under contract or licensed) by the Service Provider to perform and provide the Bankruptcy Administrative Services.

1.3                                 “BFR Business” shall have the meaning set forth in the Recitals hereto.

1.4                                 “Communications Environment” means the Services communications environment that is needed for MSP and Service Provider to pass information/data back and forth for purposes of providing the Services.

1.5                                 “Dispute” shall have the meaning set forth in Section 7.1(a) hereof.

1.6                                 “Force Majeure” shall have the meaning set forth in Section 5.1 hereof.

1.7                                 “Foreclosure Management Software” means the computer programming code, including software programs and any interfaces, owned by the Service Provider and used to provide and perform the Foreclosure Administrative Services (as defined in Schedule A hereto).

1.8                                 “Foreclosure Management System” or “FMS” means the hardware, software (including the Foreclosure Management Software), data networks and systems provided and used (whether owned, under contract or licensed) by the Service Provider to perform and provide the Foreclosure Administrative Services.

1.9                                 “Governmental Authority” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; or (iii) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, instrumentality, official, ministry, fund, foundation, center, organization unit, body, court or tribunal).

1.10                           “Intellectual Property” means any (a) copyrights and copyright applications, (b) issued patents, patent applications and patentable processes, methodologies, and procedures, (c) trade secrets, and (d) trademarks or service marks, and related applications.

1.11                           “Legal Services” means those legal services in the Practice Areas to be provided by MSP to MSP Clients.

1.12                           “MSP” shall have the meaning set forth in the Recitals hereto.

1.13                           “MSP Clients” shall have the meaning set forth in the Recitals hereto.

1.14                           “MSP Indemnified Party” shall have the meaning set forth in Section 6.2 hereof.

1.15                           “MSP Losses” shall have the meaning set forth in Section 6.2 hereof.

1.16                           “MSP Premises” means that certain place of business located at 1587 N.E. Expressway, Atlanta, Georgia.

1.17                           “Practice Areas” shall have the meaning set forth in the Recitals hereto.

1.18                           “Rules” shall have the meaning set forth in Section 8.6 hereof.

1.19                           “Schedules” means all of the schedules, exhibits, annexes and attachments to this Agreement, as the same may be amended from time to time in accordance with the terms of this Agreement.

1.20                           “Service Levels” shall have the meaning set forth in Section 2.5(a) hereof.

1.21                           “Service Provider” shall have the meaning set forth in the Recitals hereof.

1.22                           “Service Provider Content” means all images, information, text, Software, Systems, and other content, whether owned by Service Provider or licensed by third parties (other than MSP) to Service Provider, that Service Provider includes in the Service Provider Web Site (including the look and feel, user interfaces, tools, trademarks, technologies, methodologies, business processes, know-how and other Service Provider Intellectual Property used in connection therewith, or displayed thereon) or other materials prepared in connection with the Support Services.

1.23                           “Service Provider Premises” means any of those certain places of business located at 1544 Old Alabama Road, Roswell, Georgia 30076, 900 Holcomb Woods Parkway, Roswell, Georgia 30076, 1587 N.E. Expressway, Atlanta, Georgia 30329, or 1101 Nowell Road, Raleigh, North Carolina 27607.

1.24                           “Service Provider Third-Party Software and Materials” means the software or other Intellectual Property (including modifications and derivatives thereof) licensed or leased by Service Provider from a third party (other than MSP) that is used in connection with the Support Services.

1.25                           “Service Provider Web Site” means Service Provider’s website on the World Wide Web through which it is performing some or all of the Support Services and making Service Provider Content and other related information available to MSP.

1.26                           “Services” means, collectively, the Legal Services and the Support Services.

1.27                           “Software” means, collectively, the Bankruptcy Management Software, the Foreclosure Management Software, and Service Provider Third-Party Software and Materials.

1.28                           “SP Customers” means other customers to whom Service Provider may provide Support Services.

1.29                           “SP Indemnified Party” shall have the meaning set forth in Section 6.3 hereof.

1.30                           “SP Losses” shall have the meaning set forth in Section 6.3 hereof.

1.31                           “Support Services” means those support services to be provided by the Service Provider pursuant to and in accordance with the terms and conditions set forth herein, as more particularly described in Schedule A attached hereto.

1.32                           “Systems” means, collectively, the Bankruptcy Management System and the Foreclosure Management System.

1.33                           “Term” shall have the meaning set forth in Section 4.1 hereof.

There are additional defined terms in the Schedules hereto.

ARTICLE II - SERVICES

2.1                                 Provision of Support Services by the Service Provider.

(a)                                  Commencement and Performance. Subject to and upon the terms and conditions set forth in this Agreement, beginning as of the date hereof and during the Term, the Service Provider shall provide the Support Services to MSP in accordance with the respective terms and conditions set forth herein and in Schedule A.

(b)                                 Nature of Engagement of Service Provider. MSP hereby engages the Service Provider on an exclusive basis to perform and provide the Support Services to MSP, including providing access to Service Provider Content. During the Term MSP, shall (i) not perform the Support Services itself or, directly or indirectly through any other Person, other than the Service Provider and (ii) not engage any person or entity other than the Service Provider to provide the Support Services. MSP shall provide all legal services to MSP Clients, including any appropriate or necessary supervision of the provision of the Support Services.

(c)                                  Service Provider as Independent Contractor. The Service Provider shall act under this Agreement solely as independent contractor and not as an agent of MSP. Nothing in this Agreement shall limit in any way Service Provider’s ability to provide services to SP Customers other than MSP. Nothing in this Agreement shall require Service Provider to recommend the engagement of MSP by any SP Customer or any other person or entity. To the extent Service Provider elects to recommend the use of MSP to any SP Customer or any other person or entity, there shall be no consideration paid or payable to the Service Provider for its recommendation of MSP to such SP Customer or person or entity.

(d)                                 Relationship Manager. At all times during the Term, MSP shall designate, with the Service Provider’s reasonable consent, one of its partners to be the point of contact with the Service Provider (the “Relationship Manager”). The Service Provider shall be entitled to contact the Relationship Manager with any questions, concerns, issues or problems arising from or relating to this Agreement. MSP hereby designates Larry Johnson as the initial Relationship Manager, and the Service Provider consents to such designation. Any replacement Relationship Manager shall be reasonably acceptable to the Service Provider.

2.2                                 Forms. MSP has provided to the Service Provider certain forms for use in the Foreclosure Management System, the Bankruptcy Management System and the Support Services that meet MSP’s requirements. To the extent that MSP requires different or revised forms for use in the Foreclosure Management System, the Bankruptcy Management System or the Support Services, MSP shall provide such other forms to the Service Provider. The Service Provider shall use the forms provided by MSP and shall not make any substantive changes to such forms without the prior review and written consent of an attorney at MSP.

2.3                                 Fees.

(a)                                  MSP shall pay the Service Provider the fees for the various types of Support Services set forth in Schedule A in accordance with the terms set forth thereon.

(b)                                 The Parties agree to meet periodically (but in all cases no less than once per year) to discuss the fee structure set forth on Schedule A and, in good faith, consider any changes to such fee structure as are appropriate to reflect changes in circumstances related to the provision of the Support Services by Service Provider or the Legal Services by MSP.

(c)                                  During the Term, MSP shall deliver to the Service Provider MSP’s unaudited cash flow basis financial statements for the prior calendar quarter no later than 30 days after the end of such calendar quarter.

(d)                                 The Service Provider shall pay administrative/technology access fee on a case by case basis directly to contracted MSP vendors who provide certain administrative support services (including the gathering, packaging, and delivery of the documents and data necessary for MSP to begin the foreclosure or bankruptcy process and other functions) in accordance with the terms of the agreements between such vendor and MSP. These vendors may include, but are not limited to, First American Default Information Services LLC and Fidelity National.

2.4                                 Ownership and License Rights.

(a)                                  Ownership. As between MSP and Service Provider, Service Provider will retain all right, title and interest, including all Intellectual Property, in and to all Service Provider Content and Service Provider Website made available for access and use by MSP pursuant to the terms of this Section 2.4.

(b)                                 License Rights. Subject to MSP’s payment of all applicable fees as set forth in Section 2.3 above, Service Provider grants MSP a non-exclusive, non-transferable, nonsublicenseable, royalty-free right and license during the Term to access and use the Service Provider Content made available to MSP by Service Provider through the Service Provider Website. The foregoing right and license is offered to MSP on a password-protected basis and may be subject to additional restrictions specific to Service Provider’s suppliers and the Service Provider Third-Party Software and Materials.

(c)                                  No Other Rights. Any rights not expressly granted to MSP under this Agreement are reserved by Service Provider. MSP shall have no power or right to, and shall not, sell, assign, or otherwise transfer the license granted hereunder, to any third party. In using the Service Provider Content, Service Provider Intellectual Property, or Service Provider Website pursuant to this Agreement, MSP shall in no way represent that it has any right, title or interest in such Service Provider Content, Service Provider Intellectual Property, or Service Provider Website, other than what is expressly granted under the terms and conditions of this Agreement.

(d)                                 Termination of License Rights. Upon the termination of this Agreement as described in Article IV of this Agreement, the limited license and rights granted herein to MSP by Service Provider shall immediately terminate.

2.5                                 Performance.

(a)                                  Service Levels. Service Provider agrees that the performance of the Support Services shall meet or exceed industry standards (the “Service Levels”), subject to the limitations and in accordance with the provisions set forth in this Agreement, including as set forth on Schedule A.

(b)                                 Modification of Service Levels. As requested by MSP from time to time, Service Provider shall consider and, where mutually agreed, implement changes, modifications, deletions and replacements of and additions to the Service Levels for the purposes of better and more timely reflecting, facilitating and supporting the purposes of this Agreement. It is acknowledged and agreed that Service Provider shall not be expected to implement any changes, modifications, deletions or replacements of or additions to the Service Levels that would cause any increase in Service Provider’s costs to perform and deliver the Support Services by more than an insignificant amount as reasonably determined by Service Provider, unless the Parties agree to adjust the fees set forth on Schedule A to take into account such changes to the Service Levels.

ARTICLE III - ADDITIONAL AGREEMENTS

3.1                                 Service Provider’s Responsibilities. In providing Support Services, Service Provider agrees as follows:

(a)                                  Efficient Use of Resources. Service Provider shall use commercially reasonable efforts (i) to efficiently and cost effectively administer, manage, operate and use the resources employed by Service Provider to provide and perform the Support Services under this Agreement, (ii) to efficiently and cost effectively administer, manage and interface with any third party providers providing services and products related to this Agreement, and (iii) to enhance the Systems as is reasonably necessary to maintain functionality and performance capabilities (including compatibility, configuration, scalability and integration capabilities) during the Term.

(b)                                 Correction of Errors. At Service Provider’s expense, Service Provider shall promptly correct any errors or inaccuracies in the documents, reports, billing statements and other output produced by Service Provider in providing the Support Services, to the extent such errors or inaccuracies were caused by (i) the failure of Service Provider or its affiliates to perform the Support Services in accordance with the Service Levels or (ii) any defect or error in or failure of the Systems except as set forth in Article V below. Notwithstanding the foregoing, MSP may be charged by Service Provider for promptly correcting any such errors or inaccuracies to the extent such errors or inaccuracies were caused by errors in the data, information, forms or materials supplied, or caused to be supplied, by MSP to Service Provider or from instructions given, or caused to be given, by MSP to Service Provider that are inconsistent with the terms of this Agreement.

(c)                                  Compliance. Service Provider shall perform and provide the Support Services in compliance with this Agreement and all laws, rules and regulations applicable to Service Provider in its performance and delivery of the Support Services. Service Provider shall maintain in confidence any information provided to Service Provider by MSP pursuant to this Agreement or in furtherance of the performance of the parties’ obligations under this Agreement (unless otherwise instructed by MSP) and shall otherwise comply with such instructions from MSP that MSP reasonably believes are necessary to MSP’s compliance with its professional responsibilities.

(d)                                 Resources. Service Provider shall render Support Services using personnel that have the necessary knowledge, training, skills, experience, qualifications and resources to provide and perform the Support Services in accordance with this Agreement.

(e)                                  Regulatory Approvals. Service Provider shall timely obtain all necessary regulatory approvals and permits required to perform its obligations under this Agreement, except those approvals and permits the absence of which would not have a material adverse effect on the business or operations of Service Provider or the performance and provision of the Support Services.

(f)                                    Service Provider Modifications/Change of the Systems. Service Provider shall notify MSP in writing of each planned modification or change to the Systems, or any component or module of the Systems that could reasonably be expected to (i) materially and negatively affect the full features, functionality, scalability and performance of the Systems, (ii) cause the Systems to fail to satisfy any Service Level, or (iii) require a material alteration of the Communications Environment in order for MSP to use the full features, functionality, scalability or performance of the Services. The notice shall describe the modification(s) and/or change(s) and a report regarding the ramifications and impacts of the modification(s) and change(s), together with Service Provider’s evaluation of the modification(s) and/or change(s) in terms of each of items (i) through (ii) of this Section 3.1(f).

ARTICLE IV - TERM AND TERMINATION

4.1                                 Term. Unless earlier terminated as provided herein, the term (the “Term”) of this Agreement shall commence on the date hereof and shall expire on the date which is twenty (20) years from the date hereof. Upon the written consent of the Parties, this Agreement may be renewed for successive five (5) year terms.

4.2                                 Termination. In addition to a non-renewal upon expiration of the Term, this Agreement may be terminated by:

(a)                                  Service Provider, if MSP materially breaches this Agreement (including, but not limited to, non-payment) and such breach is not cured by MSP within one hundred and eighty (180) days after receipt of written notice from Service Provider specifying such breach; and

(b)                                 MSP, if Service Provider materially breaches this Agreement, if, but only if, (i) such breach is not cured by Service Provider within one hundred and eighty (180) days after receipt of written notice from MSP specifying such breach, and (ii) nationally recognized legal counsel approved by Service Provider has advised MSP in writing (a copy of which shall be provided to Service Provider) that such material breach will have a material adverse effect on MSP’s ability to continue its business.

4.3                                 Termination of Rights and Obligations. On the date of termination or expiration of this Agreement, all rights and obligations granted under or imposed by this Agreement will cease and terminate, except as set forth in Section 4.4. Such expiration or termination shall not affect any claim, demand, liability or right of a Party arising pursuant to this Agreement prior to the expiration or termination hereof.

4.4                                 Survival. The following provisions shall survive the termination or expiration of this Agreement; Articles IV, VI, VII and VIII.

ARTICLE V - FORCE MAJEURE

5.1                                 Events of Force Majeure. Neither Party shall be responsible or liable, or deemed in breach hereof, to the extent the performance of any of its obligations hereunder is delayed or prevented due solely to causes beyond the reasonable control and without the fault or negligence of the party experiencing such delay or prevention. Such causes may include, but not be limited to, acts of God, unusually severe weather, acts of terrorism, war, riots, fire, the demand, failure to act, or requirement of law of any competent Governmental Authority, or the Party’s inability despite due diligence to obtain required licenses (such causes are hereinafter called “Force Majeure”).

5.2                                 Force Majeure Procedure. The Party experiencing the Force Majeure shall exercise due diligence in endeavoring to overcome and mitigate any resulting delay in, or prevention of, its performance. The Party experiencing the Force Majeure shall also promptly give written notification to the other Party, which notice shall include a full and complete explanation of the Force Majeure and its cause, the status of the Force Majeure, and the actions such Party is taking and proposes to take to overcome and mitigate any resulting delay in, or prevention of, its performance.

5.3                                 Effects of Force Majeure. If performance by either Party (other than payment of fees for the Support Services) is materially delayed or prevented due to Force Majeure, the time for that performance shall be extended for a period reasonably necessary to overcome the effect of the Force Majeure. The Party experiencing the Force Majeure shall undertake reasonable measures to make up for the time lost without additional compensation. The other Party shall have the right, upon reasonable notice to the Party experiencing the Force Majeure, to obtain alternate Services during any event of Force Majeure that delays or prevents the performance hereunder by the Party experiencing the Force Majeure if the Force Majeure has or, in the other Party’s reasonable judgment, threatens to have, an adverse effect on the other Party’s ability to conduct its operations or to obtain its necessary Services. The Party experiencing the Force Majeure must provide reasonable assurance after any such Force Majeure event of its ability to re-establish Service consistency and reliability before the other Party is required to discontinue alternate sources of Services.

ARTICLE VI - INDEMNIFICATION

6.1                                 CONSEOUENTIAL AND OTHER DAMAGES. EXCEPT AS PROVIDED IN THE NEXT SENTENCE OF THIS SECTION 6.1, NO PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, OR

EXEMPLARY DAMAGES, INCLUDING WITHOUT LIMITATION LOSS OF REVENUE, LOSS OF PROFITS, LOSS OF CLIENTS OR CUSTOMERS OR LOSS OR IMPAIRMENT OF GOODWILL ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NON-PERFORMANCE OF A PARTY’S OBLIGATIONS HEREUNDER. THE FOREGOING SHALL NOT APPLY WITH RESPECT TO (1) ANY WRONGFUL TERMINATION OR ATTEMPTED TERMINATION OF THIS AGREEMENT BY A PARTY OR (2) A BREACH BY MSP OF SECTION 2.1(b) OF THIS AGREEMENT. NOTHING CONTAINED IN THIS SECTION 6.1 IS INTENDED TO LIMIT ANY LIABILITY OF MSP OR ITS ATTORNEYS IN CONNECTION WITH ANY CLAIM OF PROFESSIONAL MALPRACTICE.

6.2                                 Indemnification by the Service Provider. Subject to Section 6.1, the Service Provider agrees to indemnify MSP, its affiliates and their respective directors, officers, agents, employees, affiliates and successors, (each, a “MSP Indemnified Party”) for, and to hold each MSP Indemnified Party harmless from and against, any and all losses, liabilities, obligations, demands, claims, actions, cause of actions, costs, damages, deficiencies, taxes, penalties, fines or expenses, whether or not arising out of third party claims (including, without limitation, interest, penalties, reasonable attorneys’ fees and expenses, court costs and all amounts paid in investigation, defense or settlement of any of the foregoing)’ arising or resulting from (i) any breach of this Agreement by Service Provider, or (ii) the gross negligence or willful misconduct of the Service Provider in the provision of the Support Services (collectively, “MSP Losses”), except to the extent any such MSP Losses are caused by the gross negligence or willful misconduct of a MSP Indemnified Party; provided that, in no event shall the Service Provider’s indemnification obligations hereunder exceed (*****)

6.3                                 Indemnification by MSP. Subject to Section 6.1, MSP agrees to indemnify the Service Provider, its affiliates and their respective directors, officers, agents, employees, affiliates and successors, (each, a “SP Indemnified Party”) for, and to hold each SP Indemnified Party harmless from and against, any and all losses, liabilities, obligations, demands, claims, actions, cause of actions, costs, damages, deficiencies, taxes, penalties, fines or expenses, whether or not arising out of third party claims (including, without limitation, interest, penalties, reasonable attorneys’ fees and expenses, court costs and all amounts paid in investigation, defense or settlement of any of the foregoing) arising or resulting from (i) any breach of this Agreement by MSP, or (ii) the gross negligence or willful misconduct of MSP in the provision of the Legal Services (collectively, the “SP Losses”), except to the extent any such SP Losses are caused by the gross negligence or willful misconduct of a SP Indemnified Party.

6.4                                 Insurance. Each Party shall maintain appropriate insurance coverage to support its obligations under this Agreement (including its indemnification obligations). If a Party carries comprehensive general liability insurance, including errors and omissions liability insurance, and blanket contractual liability insurance covering its obligations under this Agreement through the Term and for five (5) years thereafter, which insurance affords limits of not less than One. Million Dollars ($1,000,000) for each occurrence, such insurance shall be deemed to be conclusive of such Party’s compliance with this Section 6.4. Each Party hereto shall provide the other Party with evidence of its compliance with this Section 6.4 upon written request.

ARTICLE VII - DISPUTE RESOLUTION AND TERMINATION

7.1                                 Dispute Resolution.

(a)                                  It is the intention of the Parties to make a good faith effort to resolve, without resort to litigation, any dispute, controversy or claim arising out of or relating to this Agreement or any breach hereof (a “Dispute”) according to the procedures set forth in this Article.

(b)                                 Upon written notice from either Party of a Dispute, each of the Service Provider and MSP shall immediately designate one of its executives and empower that executive with any necessary authority to resolve the Dispute. The designated executives shall promptly begin discussions in an effort to agree upon a resolution of the Dispute. If the executives do not agree upon a resolution of the Dispute within fifteen (15) days of the referral to them, either Party may elect to abandon negotiations. If a Dispute cannot be resolved pursuant to the procedures outlined in this paragraph, the Parties agree to submit such Dispute to arbitration pursuant to Section 8.6 of this Agreement.

ARTICLE VIII - MISCELLANEOUS

8.1                                 Ingress and Egress. During the Term, (a) the Service Provider shall have the right, upon reasonable notice to MSP and at reasonable times, of ingress to and egress from the MSP Premises only for purposes connected with the delivery of the Support Services hereunder or the exercise of any right under this Agreement or the performance of any obligations required by this Agreement, and (b) MSP shall have the right, upon reasonable notice to the Service Provider and at reasonable times, of ingress to and egress from Service Provider Premises only for purposes connected with the exercise of any right under this Agreement or the performance of any obligations required by this Agreement.

8.2                                 Amendments; Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by MSP and the Service Provider, or in the case of a waiver, by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law, except as otherwise expressly provided herein.

8.3                                 Notices. All notices or other communications required or permitted hereunder shall be deemed to have been duly given and made if (a) in writing and served by personal delivery upon the Party for whom it is intended or (b) delivered by registered mail, certified mail, courier service, or telecopier, return receipt received, to the following addresses:

If to the Service Provider:                                                        MR Default Services LLC

1544 Old Alabama Road

Roswell, Georgia 30076

Attention: Dan Phelan

Fax: (678) 277-4950

With copies that shall not constitute notice to:

Great Hill Equity Partners III, L.P.

One Liberty Square, 13th Floor

Boston, Massachusetts 02109

Attention: Matthew T. Vettel

Philip G. Yates

Fax: (617) 790-9401

and

Kirkland & Ellis LLP

200 East Randolph Drive

Chicago, Illinois

Attention: Jeffrey Seifman, P.C.

                 Michael D. Paley

Fax: (312) 861-2200

If to MSP:                                                                                                                                         Morris, Schneider & Prior, L.L.C.

1587 N.E. Expressway

Atlanta, Georgia 30329

Attention: Thomas E. Prior

Fax: (770) 234-9192

with copies that shall not constitute notice to:

Hunton & Williams LLP

Bank of America Plaza

600 Peachtree Street, N.E., Suite 4100

Atlanta, Georgia 30308

Attention: Joseph B. Alexander, Jr.

Fax: (404) 602-9004

or to such other persons or addresses as the Parties may designate by notice from time to time. All such notices shall be effective when delivered.

8.4                                 Assignment. This Agreement may not be assigned by any Party without the prior written consent of the other Party, which consent may be granted or denied by such Party in its sole discretion, and any purported assignment without such consent shall be void and of no effect; provided, however, that the Service Provider may assign this Agreement to any affiliate of

Service Provider or, for purposes of collateral security, to any lender to Service Provider or its affiliates, and this Agreement may be assigned to any successor in interest of the business conducted by the Service Provider or its affiliates or any purchaser of all or substantially all of the Service Provider’s assets or capital stock.

8.5                                 Governing Law. This Agreement shall in all respects and to the maximum extent permitted by applicable law be governed by the Law of the State of Georgia, including all matters of construction, validity and performance but excluding all other choice of law and conflicts of law rules.

8.6                                 Arbitration. Any Dispute arising out of or in connection with the Agreement that cannot be resolved by the parties pursuant to Section 7.1 shall be finally settled in accordance with the Rules of the American Arbitration Association (the “Rules”) by one or more arbitrators appointed in accordance with the Rules. Arbitration proceedings under this Section 8.6 shall be held in Atlanta, Georgia which will be the seat of the arbitration tribunal. The decision of the arbitrator shall be final and binding upon the parties hereto, not subject to appeal and shall deal with the questions of costs of the arbitration and all matters related thereto. Judgment upon the award or decision rendered by the arbitrator may be entered in any court having jurisdiction thereof, or application may be made to such court for a judicial recognition of the award or an order of enforcement thereof, as the case may be.

8.7                                 Entire Agreement. This Agreement (including the Schedules hereto) constitutes the entire agreement of the parties with respect to its subject matter and supersedes any prior or contemporaneous agreement or understanding between the parties.

8.8                                 Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same agreement.

8.9                                 Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

8.10                           Specific Performance. The Parties agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with the terms hereof and that, subject to the terms hereof, the Parties may be entitled to specific performance on the terms hereof, in addition to any other remedy at law or equity.

8.11                           Inspection of Books and Records. Each Party shall have the right upon not less than three business days’ prior written notice, at its expense, to examine, and have an independent public accounting firm appointed by it examine, during reasonable business hours, such records of the other Party as are reasonably necessary to verify the correctness of the reports, computations, and charges made with respect to any amounts required to be paid by such Party under the terms of this Agreement.

8.12                           No Third Party Beneficiaries. Except as expressly contemplated with regards to successors and assigns pursuant to Section 8.4, each party intends that this Agreement shall not benefit or create any right or cause of action in any Person other than the parties hereto.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

MR DEFAULT SERVICES LLC

By:	/s/Daniel D. Phelan
	Name:	Daniel D. Phelan
	Title:	CEO

MORRIS, SCHNEIDER & PRIOR L.L.C.

By:	/s/Thomas E. Prior
	Name:	Thomas E. Prior
	Title:	Member/Manager

[Signature Page to Morris, Schneider & Prior Services Agreement]

SCHEDULE A

The Service Provider shall provide the following services:

1.                                       Foreclosure Administrative Services.

(a)                                  Service Provider shall provide (i) the Foreclosure Administrative Services (as defined below) and (ii) the Ancillary Services (as defined below) in connection with MSP’s foreclosure business.

(b)                                 For purposes of this Agreement the following terms shall have the definitions hereinafter specified:

(i)                                     “Ancillary Services” means, collectively, the Tax Search, Title Services, Bankruptcy Search, Eviction Support Services and Records Management Services.

(ii)                                  “Bankruptcy Searches” means the administrative services required in connection with the provision of a bankruptcy search report on a borrower. Bankruptcy Searches shall be provided by E-Default Services LLC, an affiliate of Service Provider.

(iii)                               “Eviction Support Services” means the administrative and paralegal services required in connection with an eviction, including the word processing services performed in connection with the initial preparation of the first drafts of any documents filed in connection therewith or correspondence sent to defendants or opposing counsel (which shall be delivered to MSP), the administrative tasks relating to scheduling of any hearings and coordination with authorities to arrange for removal of occupants and personal effects from property.

(iv)                              “Foreclosure Administrative Services” means those administrative services provided in connection with processing of a foreclosure referral including:

(A)                              data entry of customer information packages onto the Service Provider’s automated Foreclosure Management System;

(B)                                preparation of a Fair Debt Collection Practices Act notice letter and demand letters to the borrower, delivering such notices and demand letters to MSP for legal review, approval and execution on MSP letterhead by an attorney at MSP and, following such review, approval and execution and subsequent return of same to Service Provider, mailing the executed notices and demand letters;

(C)                                obtaining all information required to complete the data entry into the Foreclosure Management System from the servicer or other third party sources;

(D)                               preparation of an advertisement package showing MSP as foreclosing attorney for review and approval by MSP and, following such review and approval, distribution to appropriate parties;

(E)                                 under a process reviewed and approved by MSP, crying the foreclosure sale, as required, and providing sales results to attorneys at MSP supervising the sale process;

(F)                                 word processing preparation of a deed under power using the Service Provider’s Automated Foreclosure Management System;

(G)                                following the review and approval of the deed under power by an attorney at MSP, transmitting the deed to the MSP Client for execution by the MSP Client, receiving the executed deed from the MSP Client and presenting the executed deed to the clerk of the appropriate court (as directed by an attorney at MSP) for recording; and

(H)                               upon direction from an attorney at MSP, preparation of checks or wire transfers (each to be reviewed, approved and signed by an attorney at MSP) of “excess proceeds” to all necessary stakeholders and, if a dispute shall arise between stakeholders as to the distribution of such funds, word processing services in connection with the initial preparation of an interpleader action for the review, approval and execution by an attorney at MSP.

(v)                                 “Records Management Services” means records management services including the long-term storage and retrieval of hard copy documents, conversion of hard copy documents into an electronic format and indexing such documents into an electronic document retrieval system. Records Management Services shall be provided by Statewide Tax and Title Services LLC, an affiliate of Service Provider.

(vi)                              “Tax Searches” means the administrative services required in connection with the compilation of a tax report on an identified property. Tax Searches shall be provided by Statewide Tax and Title Services LLC, an affiliate of Service Provider.

(vii)                           “Title Services” means the administrative services required in connection with the compilation of a title report including a title examination and tax report on an identified property. Title Services shall be provided by Statewide Tax and Title Services LLC, an affiliate of Service Provider.

2.                                       Bankruptcy Administrative Services.

(a)                                  Service Provider shall provide the Bankruptcy Administrative Services (as defined below) in connection with MSP’s bankruptcy business.

(b)                                 “Bankruptcy Administrative Services” means those administrative services provided in connection with processing of a bankruptcy matter including:

(i)                                     loading customer information packages onto the Service Provider’s automated Bankruptcy Management System;

(ii)                                  notification to customer that the customer information package has been forwarded by an attorney at MSP to the Service Provider;

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(iii)                               obtaining all information required to complete data entry;

(iv)                              word processing services in connection with the preparation of the initial draft of all documents, pleading, motions, orders, objections requested by MSP on forms provided by MSP in connection with the bankruptcy and delivery to MSP for bankruptcies relating to property in Georgia, Alabama, North Carolina, Mississippi or Tennessee, Virginia, West Virginia and South Carolina (all other states being referred to herein as, the “Foreign Jurisdictions”);

(v)                                 upon the request and under the direction of an attorney at MSP, preparation and submission to an attorney at MSP for review, approval and execution of engagement letters between MSP and local counsel (engaging such local counsel to (i) review and approve all legal documents, pleading, motions, orders, objections and (ii) attend all court hearings in connection with any referrals relating to property in the Foreign Jurisdictions) and mailing the fully executed copy to local counsel;

(vi)                              upon the request and under the direction of an attorney at MSP, making routine communications regarding administrative matters with debtor’s counsel;

(vii)                           provision of case management services including, under the direction of an attorney at MSP, making routine communications regarding administrative matters with the bankruptcy court’s office, scheduling of hearings and maintaining court calendars for MSP;

(viii)                        provision of mail processing services for all pleading and notices filed by debtors and other parties and the preparation of docket sheets;

(ix)                                if applicable, follow-up on the status of any sale proceeds; and

(x)                                   upon the request and under the direction of an attorney at MSP, preparing the initial drafts of all documents, pleading, motions, orders and objections and transmittal thereof to MSP for review, approval and execution, and, following such review and approval, transmittal of executed documents to local counsel for filing.

3.                                       Billing Services.

(a)                                  Billing for Legal Services. Service Provider shall act as the billing agent for MSP with respect to the Practice Areas (the “Billing Services”). The Billing Services may include tracking the amounts due and payable to MSP by MSP Clients for Legal Services, preparing statements (the “MSP Statements”) for Legal Services performed by MSP for MSP Clients (subject to review and approval by MSP), mailing the MSP Statements to MSP Clients following review and approval of such MSP Statements by an attorney at MSP, tracking the amounts collected as payment on the MSP statements, and such other services as MSP may reasonably request of the Service Provider related thereto. All MSP Statements shall direct the MSP Clients to remit the amounts shown as due and payable for the Legal Services directly to a MSP bank account.

(b)                                 Billing for Support Services. The Service Provider will prepare and deliver statements (the “Service Provider Statements”) on or prior to the third (3rd)

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business day of each month for the Support Services performed by the Service Provider for MSP during the preceding month. Within 60 business days of the invoice date of the Service Provider Statements, MSP will remit payment in immediately available funds to the Service Provider in the amounts shown as due and payable on the Service Provider Statements.

4.                                       Pricing.

The Service Provider shall receive the following fees in connection with the provision of the Support Services.

5.                                       Service Levels. None.

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Services Agreement

TN
Bankruptcy	AL	GA Atlanta	GA Non-Atl	MS	NC	SC	Nashville	Non- Nash	VA
MR Processing Outsourcing Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 7	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 7 Other Services	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 POC	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 MFR	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Motion to Reimpose Stay	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Motion to Validate FR Sale	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Default Letter	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Default Motion	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 OTC	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 13 Other Services	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 11	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Chapter 12

Foreclosure	AL	GA	MS	NC	SC	TN	VA
MR Processing Outsourcing Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Amend Notice of Hearing	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Breach Letter	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Continuance Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Draft Documents	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Final Title Opinion	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Foreclosure	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Title Claim	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Forebearance Agreement	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
File Review	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Miscellaneous	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Postponement Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)
Mobile Home

MR Processing Other Fees
FC Owner’s Title Fee to MRP
FC Excess Proceeds Processing Fee	(*****)	(*****)
FC Sales Commission/Trustee Fees-NC	(*****)
2nd Mortgage Bidding and Monitoring		(*****)
Mobile Home titlecurative		(*****)

Eviction	AL	GA	MS	NC	SC	TN	VA	MD	WV
MR Processing Outsourcing Fee	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)	(*****)

Eviction Outsourcing		(*****)

Statewide Records
Pass-through HUD expenses
Real estate closing warehousing		(*****)
Shipping of completed warehouse packages		(*****)

Other
Rush Deed Recording		(*****)
Storage Containers		(*****)
New box pickup - per box		(*****)
Postage fees		(*****)

Retrieval
Same day or rush - per box		(*****)
Same day or rush - per file		(*****)
Next day - per box		(*****)
Next day - per file		(*****)

Trips
Next day - per trip		(*****)
Same day - per trip		(*****)
Rush within 3 hours - per trip		(*****)

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Emergency - per trip	(*****)
Daily bank run	(*****)

Refile
Per box	(*****)
Per file	(*****)
Per interfile	(*****)

Destruction
Non Certified - stored in Statewide Records Center -	(*****)
Certified - stored in Statewide Records Center - per 1	(*****)
Certified - picked up at Client’s office - per box	(*****)
Secure paper destruction (per bag)	(*****)

Permanent Removal
Per box	(*****)

Modification of Data
Per line/item	(*****)

Search
Per line	(*****)

Reboxing or Packing - Labor only
Per box	(*****)

Hourly Labor
Regular time (8:00am-5:00pm, Mon-Fri) - per hour	(*****)
All other time - per hour	(*****)

Fax, Copy and Scanning - Retrieval & Refile fees apply
Scanning - per page or side	(*****)
Fax transmission - per page or side	(*****)
Copy - per page or side	(*****)

Storage
Per cubic foot	(*****)
Check box - all sizes	(*****)
Letter Legal box	(*****)
Letter Transfile Box	(*****)
Legal Transfile Box	(*****)
Drawing Bag - All sizes	(*****)

(*****)

Statewide Tax Service - a (*****) bad debt allowance will be included on each summary bill for these services

Document Retrieval	(*****)
Bkcy check	(*****)
DMV Title Investigation	(*****)
Certified Document Request	(*****)
Mobile Tax Search	(*****)
Tax Request	(*****)
Tax Lien Payoff	(*****)

Statewide Title Service - a (*****) bad debt allowance will be incuded on each summary bill for these services

FC Title Not Freddie Mac
Full	(*****)
Limited	(*****)
Update	(*****)
FC Title Freddie Mac
Full	(*****)
Limited	(*****)
Update	(*****)

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Statewide Publishing - a (*****) bad debt allowance will be included on each summary bill for these services

Ad Cost	(*****)

General Payment terms for outsourced services

Unless otherwise specified, payment for outsourced services due within (*****) of invoice date.

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